                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                   [CIT LOGO]

                               Subject to Revision

                         Term Sheet Dated March 2, 2004

This Collateral and Structural Term Sheet (the "material") is for your private information and Deutsche Bank Securities Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of
(i) the CIT Equipment Collateral 2004-VT1 Owner Trust and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                   [CIT LOGO]

                               Subject to Revision

                         Term Sheet Dated March 2, 2004

This Collateral and Structural Term Sheet (the "material") is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of
(i) the CIT Equipment Collateral 2004-VT1 Owner Trust and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                    [CIT LOGO]

                               Subject to Revision

                         Term Sheet Dated March 2, 2004

This Collateral and Structural Term Sheet (the "material") is for your private information and Barclays Capital Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the CIT Equipment Collateral 2004-VT1 Owner Trust and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                   [CIT LOGO]

                               Subject to Revision

                         Term Sheet Dated March 2, 2004

This Collateral and Structural Term Sheet (the "material") is for your private information and BNP Paribas Securities Corp. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of
(i) the CIT Equipment Collateral 2004-VT1 Owner Trust and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                   [CIT LOGO]

                               Subject to Revision

                         Term Sheet Dated March 2, 2004

This Collateral and Structural Term Sheet (the "material") is for your private information and Credit Suisse First Boston LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of
(i) the CIT Equipment Collateral 2004-VT1 Owner Trust and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                   [CIT LOGO]

                               Subject to Revision

                         Term Sheet Dated March 2, 2004

This Collateral and Structural Term Sheet (the "material") is for your private information and J.P. Morgan Securities Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of
(i) the CIT Equipment Collateral 2004-VT1 Owner Trust and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                   [CIT LOGO]

                               Subject to Revision

                         Term Sheet Dated March 2, 2004

This Collateral and Structural Term Sheet (the "material") is for your private information and Wachovia Capital Markets, LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of
(i) the CIT Equipment Collateral 2004-VT1 Owner Trust and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

Proceeds of the assets of CIT Equipment Collateral 2004-VT1 Owner Trust and amounts on deposit in the Cash Collateral Account are the sole sources of payments on the notes. None of the notes represents an interest in or obligation of, or is insured or guaranteed by, CIT Group Inc., CIT Financial USA, Inc., NCT Funding Company, L.L.C. or any of their respective affiliates.

This term sheet contains structural and collateral information with respect to CIT Equipment Collateral 2004-VT1 Owner Trust. The information contained in this term sheet is preliminary and will be superseded in its entirety by the information appearing in the prospectus supplement relating to CIT Equipment Collateral 2004-VT1 Owner Trust and the related prospectus. The information contained in this term sheet addresses only certain limited aspects of the notes characteristics and does not purport to provide a complete assessment of the notes. The information contained herein may not reflect the impact of all structural characteristics of the notes or any changes made to the structure of the notes after the date hereof. Additional information will be contained in the prospectus supplement and the prospectus. You are urged to read both the prospectus supplement and the prospectus.

Although a registration statement (including a prospectus) relating to the notes has been filed with the Securities and Exchange Commission (the "SEC") and is effective, the prospectus supplement has not been filed with the SEC. The prospectus supplement will be filed within two business days of first use as required by SEC rules. Sales of the notes may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus. This term sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other applicable laws of any such state or other jurisdiction. The notes have not been approved or disapproved by the SEC or any state securities commission.

                                  $936,723,219
                                  (Approximate)
                        CIT EQUIPMENT COLLATERAL 2004-VT1
                                   Owner Trust
                             Receivable-Backed Notes
                           NCT FUNDING COMPANY, L.L.C.
                                    Depositor
                             CIT Financial USA, Inc.
                                    Servicer
          The depositor and servicer are subsidiaries of CIT Group Inc.

                                   [CIT LOGO]

                               Subject to Revision
                         Term Sheet Dated March 2, 2004
            The owner trust will issue the following classes of notes

-----------------------------------------------------------------------------------------------------------------------
This document is a preliminary term sheet          Class of    Initial    Interest
describing the structure, collateral pool and        Notes    Aggregate     Rate      First Payment   Stated Maturity
additional aspects of CIT Equipment Collateral                Principal     (per          Date             Date
2004-VT1 Owner Trust. We have prepared this                     Amount     annum)
term sheet with the cooperation of CIT             ---------------------------------------------------------------------
Financial USA, Inc. The information                   A-1    $311,000,000             March 22, 2004   March 21, 2005
assumptions we have provided in this term          ---------------------------------------------------------------------
sheet are preliminary and will be superseded          A-2    $150,000,000             March 22, 2004  February 20, 2006
by a prospectus supplement and by any other        ---------------------------------------------------------------------
information subsequently filed by us with the         A-3    $345,000,000             March 22, 2004   March 20, 2008
SEC or incorporated by reference in the            ---------------------------------------------------------------------
relevant registration statement. For a                A-4    $58,130,000              March 22, 2004  December 20, 2011
complete description of such information           ---------------------------------------------------------------------
assumptions, you must refer to the prospectus          B     $25,760,000              March 22, 2004  December 20, 2011
supplement and the prospectus. This term sheet     ---------------------------------------------------------------------
also supersedes any prior or similar term              C     $14,050,000              March 22, 2004  December 20, 2011
sheet. You may obtain a final prospectus and       ---------------------------------------------------------------------
prospectus supplement by contacting Banc of            D     $32,783,219              March 22, 2004  December 20, 2011
America Securities LLC at 646-733-4166 or
Deutsche Bank Securities Inc. at 212-250-2500.
-----------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC                         Deutsche Bank Securities
         Barclays Capital
                  BNP PARIBAS
                           Credit Suisse First Boston
                                    JPMorgan
                                             Wachovia Securities

                  CIT Equipment Collateral 2004-VT1 Owner Trust

Issuer

CIT Equipment Collateral 2004-VT1 Owner Trust, a Delaware statutory trust.

Originators

o    CIT Financial USA, Inc.
o    CIT Technology Financing Services, Inc.
o    CIT Communications Finance Corporation

The address of each originator is 1 CIT Drive, Livingston, New Jersey 07039.

Servicer

CIT Financial USA, Inc.

Indenture and Indenture Trustee

The notes will be issued under an indenture. JPMorgan Chase Bank will serve as indenture trustee.

Owner Trustee

The owner trustee is Bank of New York, acting not in its individual capacity but solely as owner trustee under the trust agreement with the depositor.

The Contracts

The contracts will consist of equipment lease contracts.

Cut-Off Date

February 1, 2004

As of the Cut-Off Date, the pool of contracts for the owner trust had the following characteristics. Percentages are based on the statistical contract pool principal balance which is the present value of the aggregate unpaid scheduled payments due on the contracts after the Cut-Off Date computed using an assumed discount rate of 2.76% (the "Statistical Discount Rate"):

o    statistical contract pool
     principal balance:             $936,723,219

o    number of contracts:                 62,780

o    average statistical                 $14,921
     contract principal
     balance:

o    true leases:                         69.62%

o    finance leases:                      30.38%

o    underlying equipment type concentration:

                                 Principal
                                  Balance
Equipment Types                Concentration
---------------                -------------
Computers                           51.41%
Telecommunications                  25.50%
General Office Equipment /          15.62%
   Copiers

No other single type of equipment accounted for more than 5% of the statistical contract pool principal balance.

o    Geographic concentration (based on obligor billing address):

                                    Principal
                                     Balance
State                              Concentration
-----                              -------------
California                           10.76%
Texas                                 9.61%
New Jersey                            8.82%
New York                              8.80%
Florida                               7.67%

No other state represented more than 5% of the statistical contract pool principal balance.

o    remaining terms of the             13 months to
     contracts                            83 months

o    the weighted average
     remaining term of the
     contracts                           36.9 months

o    weighted average age of the          7.1 months
     contracts

        Statistics Relating to the Cut-Off Date Statistical Contract Pool

The principal balance of any contract is the present value of the unpaid scheduled payments due on the contract after the Cut-Off date. The aggregate principal balance of the contracts expected to be held by the owner trust as of any particular date is referred to as the contract pool principal balance. The statistical contract pool principal balance, which is used for purposes of the data presented in the following tables, is $936,723,219. This amount is based upon the contract pool principal balance determined as of the Cut-Off date, but also includes an amount in respect of scheduled payments on the contracts due prior to, but not received as of, the Cut-Off date.

The following tables set forth the characteristics of the contracts as of the Cut-Off date and are computed using the Statistical Discount Rate of 2.76%. Because the Discount Rate is dependent on the note interest rates, the depositor expects the Discount Rate at pricing to be slightly different from the Statistical Discount Rate. While the statistical distribution of the collateral characteristics as of the Cut-Off date calculated at the Discount Rate (determined at pricing) will vary somewhat from the statistical distribution of such characteristics as of the Cut-Off date calculated at the Statistical Discount Rate as presented in this term sheet, such variance is not expected to be material. The percentages and balances set forth in each of the following tables may not total due to rounding.

                  Composition of the Statistical Contract Pool

                       Statistical            Weighted               Weighted          Average Contract
                      Contract Pool           Average                Average         Statistical Contract
     Number of          Principal          Original Term          Remaining Term       Principal Balance
     Contracts           Balance              (Range)                (Range)                (Range)
     ---------           -------              -------                -------                -------
      62,780           $936,723,219             44.0                   36.9                 $14,921
                                            (13 months to          (13 months to           ($1,002 to
                                             84 months)             83 months)            $4,452,962)

                                 Payment Status

                                                                        $ Amount of            % of
                                                                        Statistical        Statistical
                                    Aggregate        % of Total        Contract Pool      Contract Pool
                                    Number of         Number of          Principal          Principal
Days Delinquent                     Contracts         Contracts           Balance            Balance
---------------                     ---------         ---------           -------            -------
Current, including 1 to 30
   days delinquent..............      61,031            97.21%           $916,150,961          97.80%
31-60 days delinquent...........       1,749             2.79              20,572,258           2.20
                                      ------           ------            ------------         ------
       Total....................      62,780           100.00%           $936,723,219         100.00%
                                      ======           ======            ============         ======

                               Types of Contracts

                                                                       $ Amount of             % of
                                                                       Statistical         Statistical
                               Aggregate           % of Total           Contract             Contract
                               Number of           Number of         Pool Principal       Pool Principal
Type of Contracts              Contracts           Contracts             Balance             Balance
-----------------              ---------           ---------             -------             -------
True Leases...........            33,789               53.82%        $652,163,373              69.62%
Finance Leases........            28,991               46.18          284,559,845              30.38
                                  ------              ------         ------------             ------
      Total...........            62,780              100.00%        $936,723,219             100.00%
                                  ======              ======         ============             ======

                          Remaining Terms of Contracts

                                                                       $ Amount of             % of
                                                                       Statistical         Statistical
                               Aggregate           % of Total            Contract            Contract
Remaining                      Number of            Number of         Pool Principal      Pool Principal
Terms of Contracts             Contracts            Contracts            Balance             Balance
------------------             ---------            ---------            -------             -------
(months)
12 to 23..............           13,270                21.14%           $146,784,541           15.67%
24 to 35..............           29,863                47.57             392,399,783           41.89
36 to 47..............            8,853                14.10             110,738,912           11.82
48 to 59..............           10,361                16.50             272,088,518           29.05
60 to 71..............              429                 0.68              14,259,273            1.52
72 to 83..............                4                 0.01                 452,191            0.05
                                 ------               ------            ------------          ------
      Total...........           62,780               100.00%           $936,723,219          100.00%
                                 ======               ======            ============          ======

                           Contract Principal Balance

                                                                          $ Amount of           % of
                                                                          Statistical        Statistical
                                        Aggregate      % of Total        Contract Pool      Contract Pool
                                        Number of       Number of          Principal          Principal
     Contract Principal Balance         Contracts       Contracts           Balance            Balance
     --------------------------         ---------       ---------           -------            -------
          0.01    to       5,000.00        35,016          55.78%          $89,636,050            9.57%
      5,000.01    to      10,000.00        11,943          19.02            84,504,706            9.02
     10,000.01    to      15,000.00         5,022           8.00            61,185,831            6.53
     15,000.01    to      25,000.00         4,296           6.84            83,038,686            8.86
     25,000.01    to      50,000.00         3,500           5.58           120,436,582           12.86
     50,000.01    to     100,000.00         1,681           2.68           116,962,363           12.49
    100,000.01    to     150,000.00           511           0.81            62,382,024            6.66
    150,000.01    to     250,000.00           389           0.62            75,187,259            8.03
    250,000.01    to     500,000.00           277           0.44            93,227,780            9.95
    500,000.01    to   1,000,000.00           100           0.16            67,654,955            7.22
  1,000,000.01    to   2,000,000.00            34           0.05            48,598,002            5.19
  2,000,000.01    to   3,000,000.00             6           0.01            16,116,480            1.72
  3,000,000.01    to   4,000,000.00             4           0.01            13,339,540            1.42
  4,000,000.01    to   4,452,961.68             1           0.00             4,452,962            0.48
                                           ------         ------          ------------          ------
       Total                               62,780         100.00%         $936,723,219          100.00%
                                           ======         ======          ============          ======


                               Types of Equipment

                                                                                               % of
                                                                         $ Amount of        Statistical
                                                                          Statistical        Contract
                                        Aggregate    % of Total            Contract            Pool
                                        Number of    Number of          Pool Principal      Principal
Types of Equipment                      Contracts    Contracts             Balance            Balance
------------------                      ---------    ---------             -------            -------
Computers........................         44,111         70.26%         $481,589,236           51.41%
Telecommunications...............          8,918         14.21           238,842,307           25.50
General Office Equipment/
   Copiers.......................          6,840         10.90           146,343,191           15.62
Automotive.......................          2,382          3.79            22,945,073            2.45
Software.........................            367          0.58            44,117,943            4.71
Other............................            162          0.26             2,885,469            0.31
                                          ------        ------          ------------          ------
       Total.....................         62,780        100.00%         $936,723,219          100.00%
                                          ======        ======          ============          ======


As shown in the table above, the depositor's records lists 0.31% of the statistical contract principal balance in the category of "Other" equipment. The depositor has not analyzed the contracts included in the category "Other" in the above table to determine whether or not the contracts included in it could be grouped into some other more specific type of equipment category.

                                Types of Obligor

                                                                          $ Amount of           % of
                                                                          Statistical        Statistical
                                         Aggregate      % of Total       Contract Pool      Contract Pool
                                         Number of      Number of          Principal          Principal
Types of Obligors                        Contracts      Contracts           Balance            Balance
-----------------                        ---------      ---------           -------            -------
Service Organizations(1).............      27,103         43.17%          $396,239,351         42.30%
Manufacturing........................       6,910         11.01            177,806,871         18.98
Financial Services Institutions......       6,333         10.09             95,324,950         10.18
Wholesale Trade......................       4,295          6.84             59,396,166          6.34
Medical/Healthcare Organizations.....       3,394          5.41             53,944,360          5.76
Retail Trade.........................       5,150          8.20             48,730,908          5.20
Communications & Utilities...........         854          1.36             25,617,629          2.73
Construction.........................       3,005          4.79             20,103,610          2.15
Transportation.......................       1,490          2.37             19,371,331          2.07
Resources & Agriculture..............         947          1.51             13,616,923          1.45
Printing, Publishing & Allied
Products.............................         800          1.27             12,897,927          1.38
Other(2).............................       2,238          3.56              9,568,294          1.02
Government...........................         261          0.42              4,104,898          0.44
                                          --------       ------           ------------        ------
       Total.........................      62,780        100.00%          $936,723,219        100.00%
                                           ======        ======           ============        ======

---------------

(1) Primarily: Engineering, Accounting and Research (22.42%); Business Services (19.53%); Miscellaneous Service Organizations (13.93%); Legal Services (8.69%) and Educational Services (8.42%).

(2) Includes $400,231 as the largest contract principal balance relating to a single obligor.

As shown in the table above, the depositor's records lists 1.02% of the statistical contract pool principal balance in the category of "Other" types of obligor. The depositor notes that the collateral securing approximately 0.91% of the statistical contract pool principal balance classified in the "Other" obligor category represents small ticket Dell computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.11% of the statistical contract pool principal balance. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

                              Obligor Concentration

                                                                          $ Amount of           % of
                                                                          Statistical       Statistical
                                          Aggregate       % of Total     Contract Pool     Contract Pool
Obligors (including                       Number of       Number of        Principal         Principal
contracts  securing vendor loans)         Contracts       Contracts         Balance           Balance
---------------------------------         ---------       ---------         -------           -------
Top 5 Obligors                               448            0.71%         $51,744,969          5.52%


The Top 5 obligors conduct business in the manufacturing (2.93%), service (2.35%) and wholesale trade (0.24%) industries.

                              Geographic Diversity
                       (Based on obligor billing address)

                                                                       $ Amount of
                                                                       Statistical              % of
                                    Aggregate         % of Total         Contract       Statistical Contract
                                    Number of         Number of       Pool Principal       Pool Principal
State                               Contracts         Contracts          Balance              Balance
-----                               ---------         ---------          -------              -------
Alabama...................               681             1.08%         $5,973,922               0.64%
Alaska....................               125             0.20             695,481               0.07
Arizona...................             1,136             1.81          26,322,602               2.81
Arkansas..................               388             0.62           5,221,932               0.56
California................             7,550            12.03         100,808,178              10.76
Colorado..................             1,561             2.49          14,745,987               1.57
Connecticut...............               988             1.57          19,588,531               2.09
Delaware..................               205             0.33           3,223,819               0.34
District of Columbia......               408             0.65          10,199,445               1.09
Florida...................             5,194             8.27          71,831,586               7.67
Georgia...................             2,053             3.27          27,050,262               2.89
Hawaii....................               142             0.23           2,139,517               0.23
Idaho.....................               163             0.26           1,111,331               0.12
Illinois..................             1,769             2.82          30,394,363               3.24
Indiana...................               840             1.34          10,942,452               1.17
Iowa......................               347             0.55           6,586,804               0.70
Kansas....................               333             0.53           6,488,948               0.69
Kentucky..................               467             0.74           3,774,133               0.40
Louisiana.................               673             1.07           6,774,311               0.72
Maine.....................               105             0.17             545,130               0.06
Maryland..................             1,242             1.98          14,075,120               1.50
Massachusetts.............             2,109             3.36          29,649,461               3.17
Michigan..................             2,369             3.77          42,241,458               4.51
Minnesota.................               937             1.49          16,559,760               1.77
Mississippi...............               292             0.47           1,806,848               0.19
Missouri..................               874             1.39          11,956,396               1.28
Montana...................               127             0.20             449,549               0.05
Nebraska..................               196             0.31           2,432,310               0.26
Nevada....................               359             0.57           3,657,447               0.39
New Hampshire.............               316             0.50           2,539,217               0.27
New Jersey................             3,625             5.77          82,634,528               8.82
New Mexico................               256             0.41           1,738,746               0.19
New York..................             5,989             9.54          82,472,535               8.80
North Carolina............             1,553             2.47          14,677,665               1.57
North Dakota..............               114             0.18             801,104               0.09
Ohio......................             1,720             2.74          24,993,189               2.67
Oklahoma..................               545             0.87           8,295,385               0.89
Oregon....................               698             1.11           8,463,633               0.90
Pennsylvania..............             2,850             4.54          45,885,317               4.90
Rhode Island..............               202             0.32           2,894,577               0.31
South Carolina............               654             1.04           6,262,486               0.67
South Dakota..............               118             0.19             829,275               0.09
Tennessee.................             1,228             1.96          18,034,082               1.93
Texas.....................             4,906             7.81          90,021,547               9.61
Utah......................               277             0.44           2,736,328               0.29
Vermont...................               134             0.21           1,446,204               0.15
Virginia..................             1,613             2.57          23,982,407               2.56
Washington................             1,275             2.03          20,075,304               2.14
West Virginia.............               205             0.33           1,451,109               0.15
Wisconsin.................               806             1.28          18,871,377               2.01
Wyoming...................                63             0.10             370,121               0.04
                                      ------           ------         -----------             ------
       Total..............            62,780           100.00%        936,723,219             100.00%
                                      ======           ======         ===========             ======

                Statistics Relating to Delinquencies and Defaults

The following table sets forth the delinquency experience at December 31 for the years 1998 to 2002 and as of September 30, 2002 and September 30, 2003 for the portfolios of receivables similar to and including the contracts originated and serviced by the originators. For these purposes, a "delinquency" generally means that the obligor on the contract has failed to make a required scheduled payment in an amount equal to at least 90% of the required scheduled payment within 30 days of the due date. For these purposes, any payment made by the obligor on a contract subsequent to the required payment date is applied to the earliest payment which was unpaid. Contracts included in the pool to be securitized are no more than 60 days delinquent as of the Cut-Off date. These statistics are not necessarily indicative of the future performance of the contracts. Depending on the originator and the period, the statistics for the following table are based on the net investment, gross receivable or principal balance of the contracts. Net investment is the sum of all payments plus any expected equipment residual value (established in accordance with the originators' policies) under a contract discounted to present value using the contract's implicit interest rate. The gross receivable is the undiscounted sum of all payments under a contract. The principal balance is the present value of the scheduled payments of a contract discounted at the applicable securitization pool discount rate. The delinquency percentage is calculated by dividing the dollar amount of the delinquent contract balance by the total contract balance.

                             Contract Delinquencies

                                                          Percentage of Contract Balances
                                                               which were Delinquent
                                            -----------------------------------------------------------
                    Contract Balance        31 to 60          61 to 90          Over 90
       At            (In thousands)           Days              Days             Days             Total
       --            --------------           ----              ----             ----             -----
   12/31/1998           $7,647,518            4.30%            1.30%             1.95%            7.55%
   12/31/1999           $9,973,484            3.83%            1.46%             2.15%            7.44%
   12/31/2000           $7,065,995            4.38%            1.33%             1.68%            7.39%
   12/31/2001           $6,349,420            3.15%            1.06%             1.36%            5.57%
   12/31/2002           $5,785,894            2.28%            0.74%             0.83%            3.85%

   9/30/2002            $5,841,842            2.19%            0.79%             0.91%            3.89%
   9/30/2003            $5,700,506            1.83%            0.57%             0.73%            3.13%

                              Losses and Recoveries

The following table shows statistics for gross losses and losses net of recoveries on defaulted contracts similar to the contracts originated and serviced by the originators during the twelve-month period ended December 31 in each of the five years from 1998 to 2002 and during the twelve-month period ended September 30, 2002 and September 30, 2003. Gross losses means total losses before recoveries measured against the net investment or principal balance of the contracts, gross of any allowance for losses. Net losses means losses after recoveries measured against the net investment or principal balance of the contracts, gross of any allowance for losses. Loss amounts are measured based on a rolling 12 month basis. These statistics are not necessarily indicative of the future performance of the contracts.

                                    Aggregate Net
                                    Investment of           Gross Losses as a          Net Losses as a
                                      Contracts             Percentage of Net         Percentage of Net
Twelve Months Ended                (In thousands)              Investment                Investment
-------------------                --------------              ----------                ----------
    12/31/1998                      $7,690,990                  1.52%                      1.14%
    12/31/1999                      $9,973,484                  1.52%                      1.25%
    12/31/2000                      $7,065,995                  2.10%                      1.19%
    12/31/2001                      $6,349,420                  3.00%                      1.15%
    12/31/2002                      $5,785,894                  2.71%                      0.95%

     9/30/2002                      $5,841,842                  2.97%                      1.24%
     9/30/2003                      $5,700,506                  1.88%                      0.51%

The data presented in the preceding tables are for illustrative purposes only. Such data relate to the performance of the portfolio of receivables, similar to the contracts, originated and serviced by the originators, and are not historical data regarding the contracts alone, since the contracts constitute only a portion of the originators' portfolio. In addition, the percentages in the table above have not been adjusted to eliminate the effect of the growth of the portfolio. Accordingly, the delinquency and loss percentages would be expected to be higher than those shown if a group of contracts were isolated at a period in time and the delinquency and loss data showed activity only for that isolated group over the period indicated.

                                    The Notes

Terms of the Notes

Payment Dates

The 20th day of each month, or if that day is not a business day, the next business day, beginning on March 22, 2004.

Interest

See the cover page for the interest rates as to all classes.

Interest Periods

Interest on the notes will accrue in the following manner:

             From            To        Day Count
 Class    (including)   (excluding)    Convention
 -----    -----------   -----------    ----------
  A-1        Prior        Current      Actual/360
         Payment Date   Payment Date

  A-2       20th of       20th of        30/360
          prior month  current month

  A-3       20th of       20th of        30/360
          prior month  current month

  A-4       20th of       20th of        30/360
          prior month  current month

   B        20th of       20th of        30/360
          prior month  current month

   C        20th of       20th of        30/360
          prior month  current month

   D        20th of       20th of        30/360
          prior month  current month

On each payment date, after the owner trust repays any outstanding servicer advances and pays the servicer's monthly servicing fee, the owner trust will pay interest on the notes in the following order:

          Class of             Receives Interest
           Notes                 Before Class
           -----                 ------------
   A-1, A-2, A-3 and A-4          B, C and D
             B                      C and D
             C                         D
             D                       None

If the available funds are insufficient to pay interest on all classes of Class A Notes, the owner trust will apply the available funds pro rata to the classes of Class A Notes based on their respective principal balances.

Principal

After paying interest on the notes, the owner trust will pay principal on the notes on each payment date.

In general, principal payments will be equal to the amount needed to decrease the aggregate note principal balance to the contract pool principal balance and will be allocated 92.25% to the Class A Notes, 2.75% to the Class B Notes, 1.50% to the Class C Notes and 3.50% to the Class D Notes.

However, exceptions to this general rule include:

o Until the Class A-1 Notes are paid in full, the Class A-1 Notes will receive at least enough principal to reduce the principal amount of the Class A-1 Notes to the Class A-1 Scheduled Principal Balance. If there are insufficient prepayments or payments on the contracts, this requirement may limit principal payments on the Class B, Class C and Class D Notes.

o Principal payments will generally be made to the various Class A Notes sequentially; so that no principal will be paid on any class of Class A Notes until each class with a lower numerical designation has been paid in full, for instance, the Class A-3 Notes will not receive any principal until the Class A-1 and Class A-2 Notes are paid in full.

This general description of distributions on the notes is subject to certain targets, floors, events of default and other qualifications described in the prospectus supplement.

Stated Maturity Dates

The notes will mature on the respective dates shown on the cover of this term sheet. However, if the stated maturity date is not a business day, then the stated maturity date will be the next business day.

Optional Redemption When the Aggregate Note Principal Amount is Less Than 10% of Contract Pool Principal Balance

CIT Financial USA, Inc., the seller of contracts to the depositor, has the option to purchase the owner trust's assets when the outstanding note principal balance is less than 10% of the initial contract pool principal balance. If the seller exercises this option, the indenture trustee will redeem all notes on the next payment date. The redemption price for each note will be the note's principal amount plus unpaid accrued interest to but excluding the redemption date.

The "contract principal balance" of any contract is the present value of the unpaid scheduled payments due on that contract after the Cut-Off Date discounted at the discount rate, called the "Discount Rate," of [__]%. The "contract pool principal balance" is the aggregate of the individual discounted contract principal balances.

Closing Date

On or about March 11, 2004.

Servicing; Servicing Fee

The servicer is CIT Financial USA, Inc. The servicer will be responsible for servicing, managing and administering the contracts and related interests, and enforcing and making collections on the contracts, and may hire sub-servicers to perform some of these tasks. The servicer is required to make advances for delinquent scheduled payments to the extent it in its sole discretion determines that advances will be recoverable in future periods. In the event that an entity other than an affiliate of CIT Group Inc. becomes a successor servicer, that entity shall have no obligation to make such servicer advances.

Servicer advances are reimbursable from contract payments.

The servicer's monthly fee will equal the product of

o    one twelfth of 0.75 percent per annum; and

o the aggregate contract pool principal balance as of the first day of the related collection period.

The servicer's fee is payable out of contract payments.

The servicer will pay any sub-servicer servicing fees from its monthly servicing fee.

Ratings

The owner trust will not issue any class of notes unless Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and Fitch, Inc. assign at least the following ratings to each class of notes:

    Class          S&P        Moody's      Fitch
    -----          ---        -------      -----
     A-1          A-1+          P-1         F1+
     A-2           AAA          Aaa         AAA
     A-3           AAA          Aaa         AAA
     A-4           AAA          Aaa         AAA
      B            AA           Aa3          AA
      C             A           A2           A
      D            BBB         Baa3         BBB

Cash Collateral Account

The indenture trustee will establish a cash collateral account having an initial balance of $[_______] (7.75% of the initial contract pool principal balance) for the benefit of the noteholders, which may include proceeds of loans from third party lenders to the owner trust under a cash collateral account loan agreement. The indenture trustee will use cash collateral account funds to pay the following amounts if payments on the contracts are insufficient:

o    interest due on the notes;

o    the excess of

     o    the aggregate note principal amount; over

     o the contract pool principal balance as of the last day of the related collection period; and

o    principal on the notes on the applicable stated maturity date.

The required amount of the cash collateral account will be, for any payment date, the greater of:

(a) the sum of

     (1) 8.25% of the contract pool principal balance as of the last day of the related collection period, plus

     (2) the excess, if any, of

          (A) the sum of the principal amounts of the notes, after giving effect to all distributions of principal on that payment date, over

          (B) the contract pool principal balance as of the last day of the related collection period, and

(b) $[__] (4.00% of the initial contract pool principal balance), which we refer to as the "Cash Collateral Floor".

Except to the extent that the required amount exceeds the aggregate principal amount of the notes, the owner trust may not make any distributions to the lenders under the cash collateral account loan agreement or to the holder of the owner trust's equity certificate at any time when the Cash Collateral Floor exceeds the balance of the cash collateral account.

Use of Proceeds

After the deposit of funds from the note sale proceeds into the cash collateral account and payment of expenses, the indenture trustee will pay the remaining proceeds of the sale of notes to the depositor. The depositor will pay the proceeds to a warehousing trust and to CIT Financial USA, Inc. in payment of the purchase price of contracts acquired from each of them.

Tax

Subject to the discussion in the prospectus supplement and the prospectus, under federal income tax law, the trust will not be treated as an association or publicly traded partnership taxable as a corporation and the notes will be treated as indebtedness.

ERISA

Subject to the discussion in the prospectus supplement and the prospectus, the notes are eligible to be purchased by ERISA plans.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940.

                     Scheduled Cashflows from the Contracts

     Collection            Scheduled         Collection           Scheduled          Collection         Scheduled
       Period              Cashflow            Period             Cashflow            Period            Cashflow
       ------              --------            ------             --------            ------            --------
February-2004........    $29,632,413.31  June-2006..........    $16,842,643.54  October-2008......      $1,481,596.47
March-2004...........     28,377,524.90  July-2006..........     15,714,383.69  November-2008.....         994,694.97
April-2004...........     32,283,078.35  August-2006........     14,096,403.70  December-2008.....         531,921.44
May-2004.............     29,031,380.92  September-2006.....     12,546,001.19  January-2009......         260,696.13
June-2004............     29,203,194.54  October-2006.......     11,176,982.60  February-2009.....          71,316.55
July-2004............     33,382,330.25  November-2006......      9,739,068.13  March-2009........          37,586.21
August-2004..........     30,082,398.72  December-2006......      8,852,360.72  April-2009........          30,728.82
September-2004.......     29,336,086.68  January-2007.......      8,514,431.67  May-2009..........          22,136.00
October-2004.........     32,693,507.85  February-2007......      8,218,780.33  June-2009.........          21,461.93
November-2004........     29,121,510.14  March-2007.........      7,961,241.35  July-2009.........          15,913.38
December-2004........     28,776,206.27  April-2007.........      7,643,671.13  August-2009.......          14,230.43
January-2005.........     32,214,054.88  May-2007...........      7,349,461.47  September-2009....          14,231.43
February-2005........     29,501,983.51  June-2007..........      7,119,178.28  October-2009......           6,780.63
March-2005...........     28,426,435.05  July-2007..........      7,012,179.30  November-2009.....           6,780.63
April-2005...........     31,649,482.72  August-2007........      6,675,890.20  December-2009.....           6,418.89
May-2005.............     27,446,219.58  September-2007.....      6,490,457.23  January-2010......           6,419.89
June-2005............     26,806,234.73  October-2007.......      6,294,777.07  February-2010.....           6,379.53
July-2005............     29,859,464.78  November-2007......      6,012,691.31  March-2010........           6,379.53
August-2005..........     25,855,084.11  December-2007......      5,800,298.01  April-2010........           6,380.53
September-2005.......     24,850,105.03  January-2007.......      5,672,880.98  May-2010..........           2,025.65
October-2005.........     26,412,018.15  February-2008......      5,423,924.06  June-2010.........           2,025.65
November-2005........     22,993,259.53  March-2008.........      5,254,208.77  July-2010.........           2,025.65
December-2005........     21,911,762.28  April-2008.........      4,732,128.20  August-2010.......           2,025.65
January-2006.........     23,356,509.12  May-2008...........      4,144,505.55  September-2010....           2,025.65
February-2006........     21,174,421.82  June-2008..........      3,657,435.49  October-2010......             853.95
March-2006...........     20,533,569.18  July-2008..........      3,178,570.51  November-2010.....             853.95
April-2006...........     20,849,698.32  August-2008........      2,625,871.09  December-2010.....             854.95
May-2006.............     18,252,381.57  September-2008.....      2,038,627.07  January-2011......               --

                       Weighted Average Life of the Notes

The following charts set forth the percentage of the initial principal amount of each class of notes which would be outstanding on the payment dates set forth below assuming the conditional repayment rates ("CPR") indicated in the chart. This information is hypothetical. The CPR assumes that a fraction of the outstanding contracts is prepaid on each payment date, which implies that each contract in the pool of contracts is equally likely to prepay. This fraction, expressed as a percentage, is annualized to arrive at the CPR for the contracts. The CPR measures prepayments based on the contract pool principal balance, after the payment of all payments scheduled to be made under the terms of the contracts during each collection period. The CPR further assumes that all contracts are the same size and amortize at the same rate. The CPR also assumes that each contract will be either paid as scheduled or prepaid in full. The amounts set forth below are based upon the timely receipt of scheduled monthly contract payments, and assume that:

     o the seller exercises its option to cause a redemption of the notes when the aggregate note principal balance is less than 10% of the initial contract pool principal balance, and

     o the closing date for the sale of the contracts to the owner trust is March 11, 2004.

These tables are based upon the statistical contract pool principal balance determined using the Statistical Discount Rate and the initial aggregate principal amounts of the notes as described in the term sheet.

The information included in the following tables may constitute forward-looking statements within the meaning of Section 7A of the Securities Act of 1933, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the contracts to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The actual characteristics and performance of the contracts will differ from the assumptions used in constructing the CPR Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant level of CPR until maturity or that all of the contracts will prepay at the same level of CPR. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the CPR Table at the various constant percentages of CPR specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between such assumptions and actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial balances outstanding over time and weighted average lives of the notes and the certificates.

       Percentage of the Initial Principal Balance of the Class A-1 Notes

                                                                          CPR
                                                --------------------------------------------------------
Payment Date                                      0%          4%           9%          14%         18%
------------                                    ------      ------       ------       ------      ------
Closing Date............................        100.00      100.00       100.00       100.00      100.00
March 2004..............................         91.16       90.93        89.74        88.48       87.43
April 2004..............................         82.71       82.28        79.97        77.55       75.53
May 2004................................         72.99       72.51        69.18        65.72       62.84
June 2004...............................         64.28       63.74        59.47        55.04       51.37
July 2004...............................         55.50       54.96        49.82        44.53       40.16
August 2004.............................         45.36       45.00        39.12        33.07       28.11
September 2004..........................         36.25       36.04        29.47        22.74       17.25
October 2004............................         27.37       27.33        20.15        12.82        6.87
November 2004...........................         17.38       17.38        10.01         2.22        0.00
December 2004...........................          8.52        8.52         0.98         0.00        0.00
January 2005............................          0.00        0.00         0.00         0.00        0.00

Weighted Average Life to Call (in years)          0.44        0.44         0.40         0.36        0.33
Weighted Average Life to Maturity
   (in years)...........................          0.44        0.44         0.40         0.36        0.33

       Percentage of the Initial Principal Balance of the Class A-2 Notes

                                                                          CPR
                                                --------------------------------------------------------
Payment Date                                      0%          4%           9%          14%         18%
------------                                    ------      ------       ------       ------      ------
Closing Date............................        100.00      100.00       100.00       100.00      100.00
March 2004..............................        100.00      100.00       100.00       100.00      100.00
April 2004..............................        100.00      100.00       100.00       100.00      100.00
May 2004................................        100.00      100.00       100.00       100.00      100.00
June 2004...............................        100.00      100.00       100.00       100.00      100.00
July 2004...............................        100.00      100.00       100.00       100.00      100.00
August 2004.............................        100.00      100.00       100.00       100.00      100.00
September 2004..........................        100.00      100.00       100.00       100.00      100.00
October 2004............................        100.00      100.00       100.00       100.00      100.00
November 2004...........................        100.00      100.00       100.00       100.00       91.49
December 2004...........................        100.00      100.00       100.00        84.98       71.22
January 2005............................        100.00      100.00        83.75        65.96       51.66
February 2005...........................         96.66       82.04        63.77        45.50       30.88
March 2005..............................         79.35       64.29        45.54        26.88       12.01
April 2005..............................         62.67       47.26        28.14         9.20        0.00
May 2005................................         43.97       28.41         9.19         0.00        0.00
June 2005...............................         27.81       12.10         0.00         0.00        0.00
July 2005...............................         12.01        0.00         0.00         0.00        0.00
August 2005.............................          0.00        0.00         0.00         0.00        0.00

Weighted Average Life to Call (in years)          1.21        1.14         1.05         0.97        0.91
Weighted Average Life to Maturity
   (in years)...........................          1.21        1.14         1.05         0.97        0.91

       Percentage of the Initial Principal Balance of the Class A-3 Notes

                                                                          CPR
                                                --------------------------------------------------------
Payment Date                                      0%          4%           9%          14%         18%
------------                                    ------      ------       ------       ------      ------
Closing Date............................        100.00      100.00       100.00       100.00      100.00
March 2004..............................        100.00      100.00       100.00       100.00      100.00
April 2004..............................        100.00      100.00       100.00       100.00      100.00
May 2004................................        100.00      100.00       100.00       100.00      100.00
June 2004...............................        100.00      100.00       100.00       100.00      100.00
July 2004...............................        100.00      100.00       100.00       100.00      100.00
August 2004.............................        100.00      100.00       100.00       100.00      100.00
September 2004..........................        100.00      100.00       100.00       100.00      100.00
October 2004............................        100.00      100.00       100.00       100.00      100.00
November 2004...........................        100.00      100.00       100.00       100.00      100.00
December 2004...........................        100.00      100.00       100.00       100.00      100.00
January 2005............................        100.00      100.00       100.00       100.00      100.00
February 2005...........................        100.00      100.00       100.00       100.00      100.00
March 2005..............................        100.00      100.00       100.00       100.00      100.00
April 2005..............................        100.00      100.00       100.00       100.00       97.47
May 2005................................        100.00      100.00       100.00        95.75       89.25
June 2005...............................        100.00      100.00        96.85        88.60       82.11
July 2005...............................        100.00       98.36        89.95        81.74       75.30
August 2005.............................         97.52       90.72        82.43        74.36       68.07
September 2005..........................         90.87       84.12        75.92        67.98       61.82
October 2005............................         84.47       77.80        69.73        61.95       55.94
November 2005...........................         77.64       71.12        63.26        55.72       49.92
December 2005...........................         71.71       65.32        57.65        50.32       44.70
January 2006............................         66.05       59.81        52.34        45.24       39.82
February 2006...........................         60.00       53.97        46.79        39.99       34.82
March 2006..............................         54.51       48.70        41.78        35.27       30.21
April 2006..............................         49.19       43.60        36.98        30.64       25.81
May 2006................................         43.76       38.44        32.09        26.02       21.48
June 2006...............................         39.02       33.94        27.74        22.00       17.72
July 2006...............................         34.65       29.65        23.76        18.33       14.31
August 2006.............................         30.42       25.66        20.08        14.96       11.19
September 2006..........................         26.62       22.09        16.80        11.97        8.42
October 2006............................         23.25       18.92        13.90         9.32        0.00
November 2006...........................         20.24       16.11        11.32         0.00        0.00
December 2006...........................         17.63       13.66         9.08         0.00        0.00
January 2007............................         15.25       11.44         0.00         0.00        0.00
February 2007...........................         12.97        9.32         0.00         0.00        0.00
March 2007..............................         10.76        7.28         0.00         0.00        0.00
April 2007..............................          8.62        0.00         0.00         0.00        0.00
May 2007................................          0.00        0.00         0.00         0.00        0.00

Weighted Average Life to Call (in years)          2.22        2.13         2.00         1.88        1.80
Weighted Average Life to Maturity
   (in years)...........................          2.23        2.13         2.01         1.90        1.81

       Percentage of the Initial Principal Balance of the Class A-4 Notes

                                                                          CPR
                                                --------------------------------------------------------
Payment Date                                      0%          4%           9%          14%         18%
------------                                    ------      ------       ------       ------      ------
Closing Date............................        100.00      100.00       100.00       100.00      100.00
March 2004..............................        100.00      100.00       100.00       100.00      100.00
April 2004..............................        100.00      100.00       100.00       100.00      100.00
May 2004................................        100.00      100.00       100.00       100.00      100.00
June 2004...............................        100.00      100.00       100.00       100.00      100.00
July 2004...............................        100.00      100.00       100.00       100.00      100.00
August 2004.............................        100.00      100.00       100.00       100.00      100.00
September 2004..........................        100.00      100.00       100.00       100.00      100.00
October 2004............................        100.00      100.00       100.00       100.00      100.00
November 2004...........................        100.00      100.00       100.00       100.00      100.00
December 2004...........................        100.00      100.00       100.00       100.00      100.00
January 2005............................        100.00      100.00       100.00       100.00      100.00
February 2005...........................        100.00      100.00       100.00       100.00      100.00
March 2005..............................        100.00      100.00       100.00       100.00      100.00
April 2005..............................        100.00      100.00       100.00       100.00      100.00
May 2005................................        100.00      100.00       100.00       100.00      100.00
June 2005...............................        100.00      100.00       100.00       100.00      100.00
July 2005...............................        100.00      100.00       100.00       100.00      100.00
August 2005.............................        100.00      100.00       100.00       100.00      100.00
September 2005..........................        100.00      100.00       100.00       100.00      100.00
October 2005............................        100.00      100.00       100.00       100.00      100.00
November 2005...........................        100.00      100.00       100.00       100.00      100.00
December 2005...........................        100.00      100.00       100.00       100.00      100.00
January 2006............................        100.00      100.00       100.00       100.00      100.00
February 2006...........................        100.00      100.00       100.00       100.00      100.00
March 2006..............................        100.00      100.00       100.00       100.00      100.00
April 2006..............................        100.00      100.00       100.00       100.00      100.00
May 2006................................        100.00      100.00       100.00       100.00      100.00
June 2006...............................        100.00      100.00       100.00       100.00      100.00
July 2006...............................        100.00      100.00       100.00       100.00      100.00
August 2006.............................        100.00      100.00       100.00       100.00      100.00
September 2006..........................        100.00      100.00       100.00       100.00      100.00
October 2006............................        100.00      100.00       100.00       100.00        0.00
November 2006...........................        100.00      100.00       100.00         0.00        0.00
December 2006...........................        100.00      100.00       100.00         0.00        0.00
January 2007............................        100.00      100.00         0.00         0.00        0.00
February 2007...........................        100.00      100.00         0.00         0.00        0.00
March 2007..............................        100.00      100.00         0.00         0.00        0.00
April 2007..............................        100.00        0.00         0.00         0.00        0.00
May 2007................................          0.00        0.00         0.00         0.00        0.00

Weighted Average Life to Call (in years)          3.19        3.11         2.86         2.69        2.61
Weighted Average Life to Maturity
   (in years)...........................          3.95        3.86         3.73         3.60        3.48

        Percentage of the Initial Principal Balance of the Class B Notes

                                                                          CPR
                                                --------------------------------------------------------
Payment Date                                      0%          4%           9%          14%         18%
------------                                    ------      ------       ------       ------      ------
Closing Date............................        100.00      100.00       100.00       100.00      100.00
March 2004..............................        100.00       96.74        96.31        95.85       95.47
April 2004..............................        100.00       93.62        92.79        91.92       91.19
May 2004................................        100.00       90.11        88.91        87.66       86.62
June 2004...............................        100.00       86.95        85.41        83.82       82.50
July 2004...............................        100.00       83.79        81.94        80.04       78.46
August 2004.............................        100.00       80.20        78.09        75.91       74.13
September 2004..........................        100.00       76.98        74.62        72.20       70.22
October 2004............................        100.00       73.85        71.26        68.63       66.48
November 2004...........................        100.00       70.38        67.61        64.81       62.53
December 2004...........................        100.00       67.30        64.36        61.40       59.01
January 2005............................         96.95       64.26        61.19        58.10       55.62
February 2005...........................         63.43       60.89        57.72        54.55       52.01
March 2005..............................         60.43       57.81        54.56        51.32       48.74
April 2005..............................         57.53       54.85        51.54        48.25       45.64
May 2005................................         54.28       51.58        48.25        44.96       42.36
June 2005...............................         51.48       48.75        45.40        42.10       39.51
July 2005...............................         48.74       46.00        42.64        39.36       36.79
August 2005.............................         45.66       42.95        39.64        36.42       33.90
September 2005..........................         43.00       40.31        37.04        33.87       31.41
October 2005............................         40.45       37.79        34.57        31.46       29.06
November 2005...........................         37.72       35.12        31.98        28.97       26.66
December 2005...........................         35.36       32.81        29.74        26.82       24.57
January 2006............................         33.10       30.61        27.63        24.79       22.63
February 2006...........................         30.68       28.28        25.41        22.69       20.63
March 2006..............................         28.49       26.17        23.41        20.81       18.84
April 2006..............................         26.36       24.13        21.49        19.02       17.15
May 2006................................         24.20       22.08        19.57        17.24       15.48
June 2006...............................         22.31       20.28        17.90        15.69       14.04
July 2006...............................         20.56       18.63        16.37        14.28       12.73
August 2006.............................         18.93       17.09        14.95        12.98       11.53
September 2006..........................         17.47       15.72        13.69        11.83       10.46
October 2006............................         16.17       14.50        12.57        10.81        0.00
November 2006...........................         15.01       13.42        11.58         0.00        0.00
December 2006...........................         14.01       12.48        10.72         0.00        0.00
January 2007............................         13.10       11.63         0.00         0.00        0.00
February 2007...........................         12.22       10.81         0.00         0.00        0.00
March 2007..............................         11.37       10.02         0.00         0.00        0.00
April 2007..............................         10.54        0.00         0.00         0.00        0.00
May 2007................................          0.00        0.00         0.00         0.00        0.00

Weighted Average Life to Call (in years)          1.65        1.42         1.32         1.23        1.17
Weighted Average Life to Maturity
   (in years)...........................          1.72        1.48         1.40         1.32        1.25

        Percentage of the Initial Principal Balance of the Class C Notes

                                                                          CPR
                                                --------------------------------------------------------
Payment Date                                      0%          4%           9%          14%         18%
------------                                    ------      ------       ------       ------      ------
Closing Date............................        100.00      100.00       100.00       100.00      100.00
March 2004..............................        100.00       96.74        96.31        95.85       95.47
April 2004..............................        100.00       93.62        92.79        91.92       91.19
May 2004................................        100.00       90.11        88.91        87.66       86.62
June 2004...............................        100.00       86.95        85.41        83.82       82.50
July 2004...............................        100.00       83.79        81.94        80.04       78.46
August 2004.............................        100.00       80.20        78.09        75.91       74.13
September 2004..........................        100.00       76.98        74.62        72.20       70.22
October 2004............................        100.00       73.85        71.26        68.63       66.48
November 2004...........................        100.00       70.38        67.61        64.81       62.53
December 2004...........................        100.00       67.30        64.36        61.40       59.01
January 2005............................        100.00       64.26        61.19        58.10       55.62
February 2005...........................         63.43       60.89        57.72        54.55       52.01
March 2005..............................         60.43       57.81        54.56        51.32       48.74
April 2005..............................         57.53       54.85        51.54        48.25       45.64
May 2005................................         54.28       51.58        48.25        44.96       42.36
June 2005...............................         51.48       48.75        45.40        42.10       39.51
July 2005...............................         48.74       46.00        42.64        39.36       36.79
August 2005.............................         45.66       42.95        39.64        36.42       33.90
September 2005..........................         43.00       40.31        37.04        33.87       31.41
October 2005............................         40.45       37.79        34.57        31.46       29.06
November 2005...........................         37.72       35.12        31.98        28.97       26.66
December 2005...........................         35.36       32.81        29.74        26.82       24.57
January 2006............................         33.10       30.61        27.63        24.79       22.63
February 2006...........................         30.68       28.28        25.41        22.69       20.63
March 2006..............................         28.49       26.17        23.41        20.81       18.84
April 2006..............................         26.36       24.13        21.49        19.02       17.15
May 2006................................         24.20       22.08        19.57        17.24       15.48
June 2006...............................         22.31       20.28        17.90        15.69       14.04
July 2006...............................         20.56       18.63        16.37        14.28       12.73
August 2006.............................         18.93       17.09        14.95        12.98       11.53
September 2006..........................         17.47       15.72        13.69        11.83       10.46
October 2006............................         16.17       14.50        12.57        10.81        0.00
November 2006...........................         15.01       13.42        11.58         0.00        0.00
December 2006...........................         14.01       12.48        10.72         0.00        0.00
January 2007............................         13.10       11.63         0.00         0.00        0.00
February 2007...........................         12.22       10.81         0.00         0.00        0.00
March 2007..............................         11.37       10.02         0.00         0.00        0.00
April 2007..............................         10.54        0.00         0.00         0.00        0.00
May 2007................................          0.00        0.00         0.00         0.00        0.00

Weighted Average Life to Call (in years)          1.65        1.42         1.32         1.23        1.17
Weighted Average Life to Maturity
   (in years)...........................          1.72        1.48         1.40         1.32        1.25

        Percentage of the Initial Principal Balance of the Class D Notes

                                                                          CPR
                                                --------------------------------------------------------
Payment Date                                      0%          4%           9%          14%         18%
------------                                    ------      ------       ------       ------      ------
Closing Date............................        100.00      100.00       100.00       100.00      100.00
March 2004..............................        100.00       96.74        96.31        95.85       95.47
April 2004..............................        100.00       93.62        92.79        91.92       91.19
May 2004................................        100.00       90.11        88.91        87.66       86.62
June 2004...............................        100.00       86.95        85.41        83.82       82.50
July 2004...............................        100.00       83.79        81.94        80.04       78.46
August 2004.............................        100.00       80.20        78.09        75.91       74.13
September 2004..........................        100.00       76.98        74.62        72.20       70.22
October 2004............................        100.00       73.85        71.26        68.63       66.48
November 2004...........................        100.00       73.45        67.61        64.81       62.53
December 2004...........................        100.00       73.17        64.36        61.40       59.01
January 2005............................        100.00       70.98        61.19        58.10       55.62
February 2005...........................         63.43       60.89        57.72        54.55       52.01
March 2005..............................         60.43       57.81        54.56        51.32       48.74
April 2005..............................         57.53       54.85        51.54        48.25       45.64
May 2005................................         54.28       51.58        48.25        44.96       42.36
June 2005...............................         51.48       48.75        45.40        42.10       39.51
July 2005...............................         48.74       46.00        42.64        39.36       36.79
August 2005.............................         45.66       42.95        39.64        36.42       33.90
September 2005..........................         43.00       40.31        37.04        33.87       31.41
October 2005............................         40.45       37.79        34.57        31.46       29.06
November 2005...........................         37.72       35.12        31.98        28.97       26.66
December 2005...........................         35.36       32.81        29.74        26.82       24.57
January 2006............................         33.10       30.61        27.63        24.79       22.63
February 2006...........................         30.68       28.28        25.41        22.69       20.63
March 2006..............................         28.49       26.17        23.41        20.81       20.27
April 2006..............................         26.36       24.13        21.49        20.44       20.27
May 2006................................         24.20       22.08        20.45        20.44       20.27
June 2006...............................         22.31       20.30        20.45        20.44       20.27
July 2006...............................         20.56       20.30        20.45        20.44       20.27
August 2006.............................         20.43       20.30        20.45        20.44       20.27
September 2006..........................         20.43       20.30        20.45        20.44       20.27
October 2006............................         20.43       20.30        20.45        20.44        0.00
November 2006...........................         20.43       20.30        20.45         0.00        0.00
December 2006...........................         20.43       20.30        20.45         0.00        0.00
January 2007............................         20.43       20.30         0.00         0.00        0.00
February 2007...........................         20.43       20.30         0.00         0.00        0.00
March 2007..............................         20.43       20.30         0.00         0.00        0.00
April 2007..............................         20.43        0.00         0.00         0.00        0.00
May 2007................................          0.00        0.00         0.00         0.00        0.00

Weighted Average Life to Call (in years)          1.70        1.48         1.36         1.27        1.21
Weighted Average Life to Maturity
   (in years)...........................          1.95        1.73         1.65         1.59        1.53